CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2016	Sep. 30, 2015
Revenue:
Contract revenue	$ 2,076	$ 3,111
Costs and expenses:
Research and development	2,881	3,509
General and administrative	2,468	2,228
Total costs and expenses	5,349	5,737
Loss from operations	(3,273)	(2,626)
Interest expense	285	2
Net loss	(3,558)	(2,628)
Deemed divided on Series C preferred stock	(2,486)	0
Net loss attributable to common stockholders	(6,044)	(2,628)
Net loss attributable to common stockholders - basic	(6,044)	(2,628)
Net loss attributable to common stockholders - diluted	$ (6,044)	$ (2,628)
Basic net loss per common share	$ (0.04)	$ (0.02)
Diluted net loss per common share	$ (0.04)	$ (0.02)
Weighted average common shares outstanding:
Basic	148,668	135,883
Diluted	148,668	135,883